UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

CME Group Inc. (the “Company”) hereby files the information in Exhibit 99.1 hereto, Unaudited Pro Forma Condensed Combined Statement of Income of CME Group Inc. for the year ended December 31, 2008, which updates the Company’s previously filed pro forma information filed with the Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K/A filed with the SEC on November 7, 2008.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Statement of Income of CME Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/S/ KATHLEEN M. CRONIN
Kathleen M. Cronin Managing Director, General Counsel & Corporate Secretary

Date: December 3, 2009

EXHIBIT INDEX

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Statement of Income of CME Group Inc.